UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06378

                       Templeton Developing Markets Trust
                       ----------------------------------
               (Exact name of registrant as specified in charter)

       500 East Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394-3091
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period:  06/30/08
                           --------

Item 1. Reports to Stockholders.


                                                                   JUNE 30, 2008

                                   (GRAPHIC)

SEMIANNUAL REPORT AND SHAREHOLDER LETTER                          INTERNATIONAL

                                    TEMPLETON
                            DEVELOPING MARKETS TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Semiannual Report

Templeton Developing Markets Trust

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Developing Markets Trust seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of developing market countries.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/08

                                  (PIE CHART)

Asia                     36.0%
Europe                   28.3%
Latin America            25.0%
Middle East & Africa      6.2%
Short-Term Investments
   & Other Net Assets     4.5%

This semiannual report for Templeton Developing Markets Trust covers the period ended June 30, 2008.

PERFORMANCE OVERVIEW

Templeton Developing Markets Trust - Class A had a -16.49% cumulative total return for the six months ended June 30, 2008. The Fund underper-formed its benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets
(EM) Index and the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Composite Index, which had total returns of -11.64% and -12.26% for the same period.(1) Please note that

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                              Semiannual Report | 3
index performance is purely for reference and that we do not attempt to track any index, but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

WHAT IS A CARRY TRADE?

Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates, which can often be substantial, depending on the amount of leverage the investor chooses to use.

ECONOMIC AND MARKET OVERVIEW

Emerging markets gave back some of last year's strong gains in the first quarter of 2008. Concerns of a U.S. recession, the unwinding of the Japanese yen carry trade and the bailout of Bear Stearns by JPMorgan Chase pushed global stock markets down in the first quarter. In the second quarter, markets recorded mixed results, as Latin America and Eastern Europe registered positive returns while Asian markets declined.

Latin American markets were the top performers in the six-month reporting period due to stronger currencies, higher investor confidence and rising commodity prices for exports. Brazil and Argentina were among the region's top performing countries. In Europe, Russia and the Czech Republic outperformed their regional peers while Turkey underperformed. Strong economic growth and high commodity prices continued to support the Russian stock market, while investor confidence in Turkey suffered due to political uncertainty despite higher-than-expected gross domestic product growth. Fears of a prolonged U.S. economic downturn and its impact on Asia, coupled with overheating and inflationary concerns, pressured Asian markets to end the period in negative territory.

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment approach. We focus on the market price of a company's securities relative to our evaluation of its long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. As we look for investments, we focus on specific companies and perform in-depth research to construct an "action list" from which we make our investment decisions. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.


                             4 | Semiannual Report

MANAGER'S DISCUSSION

For the six months under review, sectors that had a negative impact on the Fund's absolute performance were banks, energy and telecommunication services.(2) Geographically, our investments in China, South Korea and Turkey also hurt Fund performance. Concerns about high inflation and an overheating economy led Chinese stock prices to decline, while political uncertainty had a negative impact on Turkey's stock market. The largest individual detractors included Akbank, one of Turkey's largest commercial banks, Chalco (Aluminum Corp. of China), China's leading alumina and aluminum products manufacturer, and SK Energy, South Korea's largest oil refiner. Based on our research, we believed the Fund's investments in these sectors and countries were well positioned in their respective markets to benefit over the longer term from developments in emerging markets.

On the other hand, the largest contributor to absolute performance was the Fund's exposure to Brazil. Brazil's sovereign debt attained investment grade status for the first time from two major international ratings agencies, Standard & Poor's and Fitch Ratings, which boosted international confidence in the country's stock market. By industry, food and staples retailing contributed to Fund returns. Among the Fund's top individual stock contributors were three Brazilian holdings, Petrobras (Petroleo Brasileiro), the national oil and gas company, Vale (Companhia Vale do Rio Doce), one of the world's largest iron ore producers that also engages in various other mining activities, and Usiminas (Usinas Siderurgicas de Minas Gerais), the country's major flat steel producer.

During the reporting period, we increased the Fund's investments in Taiwan, Pakistan and Singapore, as market corrections allowed us to purchase undervalued stocks trading at what we considered attractive valuations. We also initiated investments in companies in select frontier markets, which are markets we believe have potential to grow at a fast pace and could become tomorrow's emerging markets. We made select purchases in Qatar, United Arab Emirates, Kuwait, Ukraine and Panama, and as of period-end, the Fund had 1.2% of total net assets in frontier markets.

(2.) The banks sector comprises commercial banks in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

TOP 10 COUNTRIES
6/30/08

               % OF TOTAL
               NET ASSETS
               ----------
Brazil            20.0%
China             12.5%
Russia            12.0%
Turkey             6.7%
South Korea        6.0%
Taiwan             5.9%
Mexico             4.7%
South Africa       4.7%
India              4.3%
U.K.               3.9%


                             Semiannual Report | 5

TOP 10 EQUITY HOLDINGS
6/30/08

COMPANY                                            % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                           NET ASSETS
------------------------                           ----------
Vale (Companhia Vale do Rio Doce),
ADR, pfd., A                                          7.2%
   METALS & MINING, BRAZIL
Petrobras (Petroleo Brasileiro SA),
ADR, pfd.                                             6.9%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
Gazprom, ADR                                          3.6%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
Norilsk Nickel (Mining and Metallurgical
Co. Norilsk Nickel)                                   3.3%
   METALS & MINING, RUSSIA
Anglo American PLC                                    3.1%
   METALS & MINING, U.K.
China Mobile Ltd.                                     2.5%
   WIRELESS TELECOMMUNICATION SERVICES,
   CHINA
LUKOIL, ADR                                           2.3%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
Chalco (Aluminum Corp. of ChinaLtd.), H               2.3%
   METALS & MINING, CHINA
Akbank TAS                                            2.3%
   COMMERCIAL BANKS, TURKEY
SK Energy Co. Ltd.                                    2.1%
   OIL, GAS & CONSUMABLE FUELS,
   SOUTH KOREA

From a sector perspective, we made purchases in semiconductors, marine, electronic equipment manufacturing and computer hardware companies.(3) The largest purchases during the period included shares of TSMC (Taiwan Semiconductor Manufacturing), the world's biggest independent integrated circuit foundry, Qatar National Bank, Qatar's largest bank, and HSBC Holdings, one of the world's premier banking and financial services organizations.

To raise funds for redemptions during the reporting period, we sold a number of holdings. These sales also allowed the Fund to focus on stocks we considered relatively more attractively valued within our investment universe. We sold some positions as stocks reached sale price targets. As a result, the Fund reduced allocations to Russia, Brazil and China (via Hong Kong-listed China H and Red Chip shares).(4) Key sales included UES (Unified Energy Systems), an electricity production group that would be split into individual companies due to restructuring in Russia's power sector, China Telecom, the country's leading integrated telecommunication services provider, and America Movil, a major wireless telecommunication provider in Mexico and Latin America. We also reduced the Fund's exposure to telecommunication services and electric utilities companies.

Although this reporting period was challenging for emerging markets, we believe they are in a stronger position than in the past to weather the effects of a U.S. economic slowdown because many emerging markets hold large fiscal reserves. We are also excited about frontier markets, which we consider to be the younger generation of emerging markets, and the potential investment opportunities they offer.

(3.) The semiconductors industry is part of semiconductors and semiconductor equipment in the SOI. The electronic equipment manufacturing industry is part of electronic equipment and instruments in the SOI. The computer hardware industry is part of computers and peripherals in the SOI.

(4.) "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. "Red Chip" denotes shares of Hong Kong-listed companies with significant exposure to China. China H and Red Chip shares are traded on the Hong Kong Stock Exchange.


                              6 | Semiannual Report

We thank you for your continued participation in Templeton Developing Markets Trust and look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius
Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 7

Performance Summary as of 6/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: TEDMX)         CHANGE   6/30/08   12/31/07
-----------------------         ------   -------   --------
Net Asset Value (NAV)           -$5.03    $25.47     $30.50

CLASS B (SYMBOL: TDMBX)         CHANGE   6/30/08   12/31/07
-----------------------         ------   -------   --------
Net Asset Value (NAV)           -$5.02    $24.83     $29.85

CLASS C (SYMBOL: TDMTX)         CHANGE   6/30/08   12/31/07
-----------------------         ------   -------   --------
Net Asset Value (NAV)           -$5.00    $24.76     $29.76

CLASS R (SYMBOL: TDMRX)         CHANGE   6/30/08   12/31/07
-----------------------         ------   -------   --------
Net Asset Value (NAV)           -$4.99    $25.08     $30.07

ADVISOR CLASS (SYMBOL: TDADX)   CHANGE   6/30/08   12/31/07
-----------------------------   ------   -------   --------
Net Asset Value (NAV)           -$4.99    $25.49     $30.48


                              8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                  6-MONTH           1-YEAR    5-YEAR     10-YEAR
-------                                 --------          -------   --------   --------
Cumulative Total Return(1)               -16.49%            -6.37%   +196.62%   +231.50%
Average Annual Total Return(2)           -21.29%           -11.76%    +22.83%    +12.06%
Value of $10,000 Investment(3)          $ 7,871           $ 8,824   $ 27,958   $ 31,232
   Total Annual Operating Expenses(4)              1.83%

                                                                               INCEPTION
CLASS B                                  6-MONTH           1-YEAR    5-YEAR     (1/1/99)
-------                                 --------          -------   --------   ---------
Cumulative Total Return(1)               -16.82%            -7.08%   +186.65%    +218.16%
Average Annual Total Return(2)           -20.14%           -10.28%    +23.27%     +12.96%
Value of $10,000 Investment(3)          $ 7,986           $ 8,972   $ 28,465    $ 31,816
   Total Annual Operating Expenses(4)              2.55%


CLASS C                                  6-MONTH           1-YEAR    5-YEAR     10-YEAR
-------                                 --------          -------   --------   --------
Cumulative Total Return(1)               -16.80%            -7.05%   +186.55%   +209.68%
Average Annual Total Return(2)           -17.63%            -7.85%    +23.44%    +11.97%
Value of $10,000 Investment(3)          $ 8,237           $ 9,215   $ 28,655   $ 30,968
   Total Annual Operating Expenses(4)             2.55%

                                                                               INCEPTION
CLASS R                                  6-MONTH           1-YEAR    5-YEAR     (1/1/02)
-------                                 --------          -------   --------   ---------
Cumulative Total Return(1)               -16.59%            -6.56%   +193.90%   +239.55%
Average Annual Total Return(2)           -16.59%            -6.56%    +24.06%    +20.73%
Value of $10,000 Investment(3)          $ 8,341           $ 9,344   $ 29,390   $ 33,955
   Total Annual Operating Expenses(4)             2.06%

ADVISOR CLASS                            6-MONTH           1-YEAR    5-YEAR     10-YEAR
-------------                           --------          -------   --------   --------
Cumulative Total Return(1)               -16.37%            -6.14%   +201.01%   +242.92%
Average Annual Total Return(2)           -16.37%            -6.14%    +24.66%    +13.11%
Value of $10,000 Investment(3)          $ 8,363           $ 9,386   $ 30,101   $ 34,292
   Total Annual Operating Expenses(4)             1.56%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                             Semiannual Report | 9

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C:        Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/08      VALUE 6/30/08   PERIOD* 1/1/08-6/30/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  835.10             $ 8.49
Hypothetical (5% return before expenses)         $1,000           $1,015.61             $ 9.32
CLASS B
Actual                                           $1,000           $  831.80             $11.84
Hypothetical (5% return before expenses)         $1,000           $1,011.93             $13.01
CLASS C
Actual                                           $1,000           $  832.00             $11.80
Hypothetical (5% return before expenses)         $1,000           $1,011.98             $12.96
CLASS R
Actual                                           $1,000           $  834.10             $ 9.58
Hypothetical (5% return before expenses)         $1,000           $1,014.42             $10.52
ADVISOR CLASS
Actual                                           $1,000           $  836.30             $ 7.31
Hypothetical (5% return before expenses)         $1,000           $1,016.91             $ 8.02

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.86%; B: 2.60%; C: 2.59%; R: 2.10%; and
     Advisor: 1.60%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             12 | Semiannual Report

Templeton Developing Markets Trust

FINANCIAL HIGHLIGHTS

                                   SIX MONTHS ENDED                             YEAR ENDED DECEMBER 31,
                                     JUNE 30, 2008    --------------------------------------------------------------------------
CLASS A                               (UNAUDITED)        2007            2006            2005            2004            2003
-------                            ----------------   ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period ......................     $    30.50       $    28.28      $    23.42      $    18.53      $    14.95      $    10.00
                                     ----------       ----------      ----------      ----------      ----------      ----------
Income from investment
   operations(a):
   Net investment income(b) ....           0.13             0.55            0.36            0.28            0.18            0.22
   Net realized and unrealized
      gains (losses) ...........          (5.16)            7.14            6.20            4.90            3.66            4.98
                                     ----------       ----------      ----------      ----------      ----------      ----------
Total from investment
   operations ..................          (5.03)            7.69            6.56            5.18            3.84            5.20
                                     ----------       ----------      ----------      ----------      ----------      ----------
Less distributions from:
   Net investment income .......             --            (0.84)          (0.53)          (0.29)          (0.26)          (0.25)
   Net realized gains ..........             --            (4.63)          (1.17)             --              --              --
                                     ----------       ----------      ----------      ----------      ----------      ----------
Total distributions ............             --            (5.47)          (1.70)          (0.29)          (0.26)          (0.25)
                                     ----------       ----------      ----------      ----------      ----------      ----------
Redemption fees(c) .............             --               --              --              --              --              --
                                     ----------       ----------      ----------      ----------      ----------      ----------
Net asset value, end of
   period ......................     $    25.47       $    30.50      $    28.28      $    23.42      $    18.53      $    14.95
                                     ==========       ==========      ==========      ==========      ==========      ==========
Total return(d) ................         (16.49)%          28.77%          28.29%          28.20%          25.45%          53.14%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................           1.86%(f)         1.83%(f)        1.86%(f)        1.97%(f)        2.03%(f)        2.17%
Net investment income ..........           0.96%            1.74%           1.39%           1.36%           1.12%           1.85%
SUPPLEMENTAL DATA
Net assets, end of period
   (000's) .....................     $3,385,194       $4,647,893      $4,876,035      $3,395,151      $2,305,376      $1,873,277
Portfolio turnover rate ........          20.75%           92.26%(g)       51.95%          34.76%          58.74%          48.60%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 11.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Templeton Developing Markets Trust

                                   SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                     JUNE 30, 2008    ------------------------------------------------------------
CLASS B                               (UNAUDITED)       2007         2006          2005         2004         2003
-------                            ----------------   -------      -------       -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period ......................      $ 29.85         $ 27.78      $ 23.03       $ 18.24      $ 14.74      $  9.82
                                      -------         -------      -------       -------      -------      -------
Income from investment
   operations(a):
   Net investment income(b) ....         0.03            0.30         0.17          0.15         0.06         0.13
   Net realized and unrealized
      gains (losses) ...........        (5.05)           7.00         6.08          4.80         3.61         4.93
                                      -------         -------      -------       -------      -------      -------
Total from investment
   operations ..................        (5.02)           7.30         6.25          4.95         3.67         5.06
                                      -------         -------      -------       -------      -------      -------
Less distributions from:
   Net investment income .......           --           (0.60)       (0.33)        (0.16)       (0.17)       (0.14)
   Net realized gains ..........           --           (4.63)       (1.17)           --           --           --
                                      -------         -------      -------       -------      -------      -------
Total distributions ............           --           (5.23)       (1.50)        (0.16)       (0.17)       (0.14)
                                      -------         -------      -------       -------      -------      -------
Redemption fees(c) .............           --              --           --            --           --           --
                                      -------         -------      -------       -------      -------      -------
Net asset value, end of
   period ......................      $ 24.83         $ 29.85      $ 27.78       $ 23.03      $ 18.24      $ 14.74
                                      =======         =======      =======       =======      =======      =======
Total return(d) ................       (16.82)%         27.82%       27.40%        27.35%       24.70%       52.17%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................         2.60%(f)        2.55%(f)     2.58%(f)      2.62%(f)     2.68%(f)     2.82%
Net investment income ..........         0.22%           1.02%        0.67%         0.71%        0.47%        1.20%
SUPPLEMENTAL DATA
Net assets, end of period
   (000's) .....................      $37,638         $53,396      $54,991       $46,965      $36,992      $26,062
Portfolio turnover rate ........        20.75%          92.26%(g)    51.95%        34.76%       58.74%       48.60%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.


(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 11.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Developing Markets Trust

                                   SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                     JUNE 30, 2008    ----------------------------------------------------------------
CLASS C                               (UNAUDITED)       2007          2006          2005          2004          2003
-------                            ----------------   --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period ......................     $  29.76         $  27.72      $  23.00      $  18.22      $  14.72      $   9.79
                                     --------         --------      --------      --------      --------      --------
Income from investment
   operations(a):
   Net investment income(b) ....         0.03             0.29          0.17          0.14          0.05          0.14
   Net realized and unrealized
      gains (losses) ...........        (5.03)            7.00          6.07          4.81          3.60          4.90
                                     --------         --------      --------      --------      --------      --------
Total from investment
   operations ..................        (5.00)            7.29          6.24          4.95          3.65          5.04
                                     --------         --------      --------      --------      --------      --------
Less distributions from:
   Net investment income .......           --            (0.62)        (0.35)        (0.17)        (0.15)        (0.11)
   Net realized gains ..........           --            (4.63)        (1.17)           --            --            --
                                     --------         --------      --------      --------      --------      --------
Total distributions ............           --            (5.25)        (1.52)        (0.17)        (0.15)        (0.11)
                                     --------         --------      --------      --------      --------      --------
Redemption fees(c) .............           --               --            --            --            --            --
                                     --------         --------      --------      --------      --------      --------
Net asset value, end of
   period ......................     $  24.76         $  29.76      $  27.72      $  23.00      $  18.22      $  14.72
                                     ========         ========      ========      ========      ========      ========
Total return(d) ................       (16.80)%          27.87%        27.38%        27.31%        24.72%        52.25%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................         2.59%(f)         2.55%(f)      2.58%(f)      2.63%(f)      2.69%(f)      2.82%
Net investment income ..........         0.23%            1.02%         0.67%         0.70%         0.46%         1.20%
SUPPLEMENTAL DATA
Net assets, end of period
   (000's) .....................     $451,155         $578,419      $489,722      $364,355      $258,365      $208,581
Portfolio turnover rate ........        20.75%           92.26%(g)     51.95%        34.76%        58.74%        48.60%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 11.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Developing Markets Trust

                                   SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                     JUNE 30, 2008    ---------------------------------------------------------
CLASS R                               (UNAUDITED)       2007         2006         2005        2004        2003
-------                            ----------------   -------      -------      -------      ------      ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period ......................       $ 30.07        $ 27.96      $ 23.20      $ 18.39      $14.85      $ 9.98
                                       -------        -------      -------      -------      ------      ------
Income from investment
   operations(a):
   Net investment income(b) ....          0.10           0.44         0.29         0.20        0.16        0.17
   Net realized and unrealized
      gains (losses) ...........         (5.09)          7.09         6.14         4.90        3.64        4.98
                                       -------        -------      -------      -------      ------      ------
Total from investment
   operations ..................         (4.99)          7.53         6.43         5.10        3.80        5.15
                                       -------        -------      -------      -------      ------      ------
Less distributions from:
   Net investment income .......            --          (0.79)       (0.50)       (0.29)      (0.26)      (0.28)
   Net realized gains ..........            --          (4.63)       (1.17)          --          --          --
                                       -------        -------      -------      -------      ------      ------
Total distributions ............            --          (5.42)       (1.67)       (0.29)      (0.26)      (0.28)
                                       -------        -------      -------      -------      ------      ------
Redemption fees(c) .............            --             --           --           --          --          --
                                       -------        -------      -------      -------      ------      ------
Net asset value, end of
   period ......................       $ 25.08        $ 30.07      $ 27.96      $ 23.20      $18.39      $14.85
                                       =======        =======      =======      =======      ======      ======
Total return(d) ................        (16.59)%        28.53%       27.99%       28.03%      25.28%      52.82%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................          2.10%(f)       2.06%(f)     2.08%(f)     2.13%(f)    2.18%(f)    2.32%
Net investment income ..........          0.72%          1.51%        1.17%        1.20%       0.97%       1.70%
SUPPLEMENTAL DATA
Net assets, end of period
   (000's) .....................       $62,621        $68,502      $40,779      $16,183      $5,220      $1,688
Portfolio turnover rate ........         20.75%         92.26%(g)    51.95%       34.76%      58.74%      48.60%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 11.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Developing Markets Trust

                                   SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                     JUNE 30, 2008    ----------------------------------------------------------------
ADVISOR CLASS                         (UNAUDITED)       2007          2006          2005           2004         2003
-------------                      ----------------   --------      --------      --------      ---------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period ......................     $  30.48         $  28.27      $  23.40      $  18.51      $  14.93      $  10.01
                                     --------         --------      --------      --------      --------      --------
Income from investment
   operations(a):
   Net investment income(b) ....         0.15             0.62          0.43          0.32          0.24          0.26
   Net realized and unrealized
      gains (losses) ...........        (5.14)            7.16          6.22          4.92          3.65          4.99
                                     --------         --------      --------      --------      --------      --------
Total from investment
   operations ..................        (4.99)            7.78          6.65          5.24          3.89          5.25
                                     --------         --------      --------      --------      --------      --------
Less distributions from:
   Net investment income .......           --            (0.94)        (0.61)        (0.35)        (0.31)        (0.33)
   Net realized gains ..........           --            (4.63)        (1.17)           --            --            --
                                     --------         --------      --------      --------      --------      --------
Total distributions ............           --            (5.57)        (1.78)        (0.35)        (0.31)        (0.33)
                                     --------         --------      --------      --------      --------      --------
Redemption fees(c) .............           --               --            --            --            --            --
                                     --------         --------      --------      --------      --------      --------
Net asset value, end of
   period ......................     $  25.49         $  30.48      $  28.27      $  23.40      $  18.51      $  14.93
                                     ========         ========      ========      ========      ========      ========
Total return(d) ................       (16.37)%          29.12%        28.63%        28.63%        25.98%        53.72%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................         1.60%(f)         1.56%(f)      1.58%(f)      1.63%(f)      1.68%(f)      1.82%
Net investment income ..........         1.22%            2.01%         1.67%         1.70%         1.47%         2.20%
SUPPLEMENTAL DATA
Net assets, end of period
   (000's) .....................     $410,840         $793,791      $460,225      $343,823      $199,101      $203,660
Portfolio turnover rate ........        20.75%           92.26%(g)     51.95%        34.76%        58.74%        48.60%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 11.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton Developing Markets Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2008 (UNAUDITED)

                                                                          INDUSTRY                        SHARES          VALUE
                                                        --------------------------------------------   -----------   --------------
             COMMON STOCKS 76.9%
             AUSTRIA 1.5%
             Erste Bank der oesterreichischen
                Sparkassen AG .......................                 Commercial Banks                      6,020    $      374,804
         (a) IMMOEAST AG ............................       Real Estate Management & Development          800,300         7,094,658
         (a) Meinl European Land Ltd. ...............       Real Estate Management & Development          299,296         3,369,591
             OMV AG .................................           Oil, Gas & Consumable Fuels               476,634        37,420,325
             Wienerberger AG ........................                Building Products                    363,000        15,244,034
                                                                                                                     --------------
                                                                                                                         63,503,412
                                                                                                                     --------------
             BRAZIL 1.8%
             AES Tiete SA ...........................   Independent Power Producers & Energy Traders    1,786,259        21,715,437
             American Banknote SA ...................          Commercial Services & Supplies                 682             7,019
             Banco Itau Holdings Financeira SA,
                ADR .................................                 Commercial Banks                     22,350           453,928
             Companhia de Bebidas das Americas
                (AmBev) .............................                    Beverages                         97,640         5,871,068
             Natura Cosmeticos SA ...................                Personal Products                  1,053,498        10,842,513
             Souza Cruz SA ..........................                     Tobacco                       1,373,799        39,160,812
                                                                                                                     --------------
                                                                                                                         78,050,777
                                                                                                                     --------------
             CHINA 12.5%
             Aluminum Corp. of China Ltd., H ........                 Metals & Mining                  85,384,675        98,446,020
             China Construction Bank Corp., H .......                 Commercial Banks                 20,682,000        16,657,534
             China International Marine Containers
                (Group) Co. Ltd., B .................                    Machinery                      1,074,142         1,281,159
             China Life Insurance Co. Ltd., H .......                    Insurance                      2,118,000         7,415,614
             China Mengniu Dairy Co. Ltd. ...........                  Food Products                      565,000         1,601,398
             China Mobile Ltd. ......................       Wireless Telecommunication Services         8,119,000       109,124,525
             China Petroleum and Chemical Corp., H ..           Oil, Gas & Consumable Fuels            78,686,710        73,668,663
             China Shipping Container Lines Co. Ltd.,
                H ...................................                      Marine                      13,002,000         5,085,908
             China Shipping Development Co. Ltd.,
                H ...................................                      Marine                         754,000         2,262,798
             China Telecom Corp. Ltd., H ............      Diversified Telecommunication Services       7,086,606         3,853,565
             CNOOC Ltd. .............................           Oil, Gas & Consumable Fuels            36,486,307        62,797,299
             Denway Motors Ltd. .....................                   Automobiles                    49,615,474        19,153,237
             Dongfeng Motor Corp., H ................                   Automobiles                    44,010,000        17,610,209
             FerroChina Ltd. ........................                 Metals & Mining                     803,178           720,260
         (a) Honghua Group Ltd. .....................           Energy Equipment & Services               970,000           416,750
             Industrial and Commercial Bank of China,
                H ...................................                 Commercial Banks                 14,556,000         9,950,108
             Jiangxi Copper Co. Ltd., H .............                 Metals & Mining                   5,648,000        11,082,677
             Nine Dragons Paper Holdings Ltd. .......             Paper & Forest Products               4,157,000         3,241,471
             PetroChina Co. Ltd., H .................           Oil, Gas & Consumable Fuels            64,694,902        83,801,149
             Shanghai Industrial Holdings Ltd. ......             Industrial Conglomerates              4,710,136        13,833,353
             Shenzhen Investment Ltd., fgn. .........       Real Estate Management & Development          948,000           341,644
             Sinotrans Ltd., H ......................             Air Freight & Logistics               1,976,000           486,572
             Soho China Ltd. ........................       Real Estate Management & Development        1,872,784         1,020,787
         (b) Soho China Ltd., 144A ..................       Real Estate Management & Development        2,893,000         1,576,870
                                                                                                                     --------------
                                                                                                                        545,429,570
                                                                                                                     --------------


                             18 | Semiannual Report

Templeton Developing Markets Trust

                                                                          INDUSTRY                        SHARES          VALUE
                                                        --------------------------------------------   -----------   --------------
             COMMON STOCKS (CONTINUED)
             EGYPT 0.1%
             Telecom Egypt ..........................      Diversified Telecommunication Services        1,125,289   $    3,463,890
                                                                                                                     --------------
             HONG KONG 0.9%
             Cheung Kong (Holdings) Ltd. ............       Real Estate Management & Development           464,000        6,254,308
             China Infrastructure Machinery Holdings
                Ltd. ................................                    Machinery                         356,000          331,014
             Citic Pacific Ltd. .....................             Industrial Conglomerates               1,111,000        4,096,476
             Dairy Farm International Holdings
                Ltd. ................................             Food & Staples Retailing               3,054,962       14,786,016
             GOME Electrical Appliances Holdings
                Ltd. ................................                 Specialty Retail                  16,386,000        7,775,588
             VTech Holdings Ltd. ....................             Communications Equipment               1,338,000        8,065,151
                                                                                                                     --------------
                                                                                                                         41,308,553
                                                                                                                     --------------
             HUNGARY 2.2%
             Magyar Telekom PLC .....................      Diversified Telecommunication Services        1,416,544        6,907,429
         (a) MOL Hungarian Oil and Gas Nyrt. ........           Oil, Gas & Consumable Fuels                666,106       89,757,226
                                                                                                                     --------------
                                                                                                                         96,664,655
                                                                                                                     --------------
             INDIA 4.3%
         (a) Ashok Leyland Ltd. .....................                    Machinery                       3,686,000        2,459,909
             Dr. Reddy's Laboratories Ltd. ..........                 Pharmaceuticals                        1,521           23,757
             Gail India Ltd. ........................                  Gas Utilities                     2,042,174       15,838,384
             Great Eastern Shipping Co. Ltd. ........           Oil, Gas & Consumable Fuels                  6,000           51,998
         (a) Hindalco Industries Ltd. ...............                 Metals & Mining                    3,845,927       12,730,171
             Hindustan Unilever Ltd. ................                Household Products                  2,689,600       12,912,335
         (a) Idea Cellular Ltd. .....................       Wireless Telecommunication Services            402,401          872,665
             Infosys Technologies Ltd. ..............                   IT Services                        478,100       19,319,450
             National Aluminium Co. Ltd. ............                 Metals & Mining                    1,328,905       10,820,376
             Oil & Natural Gas Corp. Ltd. ...........           Oil, Gas & Consumable Fuels              1,895,081       35,963,720
             Reliance Industries Ltd. ...............           Oil, Gas & Consumable Fuels                537,254       26,196,295
             Satyam Computer Services Ltd. ..........                   IT Services                        143,696        1,463,236
             Shipping Corp. of India Ltd. ...........                      Marine                          857,617        4,344,021
             Steel Authority of India Ltd. ..........                 Metals & Mining                       55,764          181,139
             Tata Consultancy Services Ltd. .........                   IT Services                      1,279,037       25,586,699
         (a) Tata Steel Ltd. ........................                 Metals & Mining                    1,149,000       19,493,924
                                                                                                                     --------------
                                                                                                                        188,258,079
                                                                                                                     --------------
             INDONESIA 0.4%
             PT Astra International Tbk .............                   Automobiles                      1,435,000        2,996,068
             PT Bank Central Asia Tbk ...............                 Commercial Banks                  23,230,500        6,235,953
             PT Telekomunikasi Indonesia, B .........      Diversified Telecommunication Services        9,611,500        7,609,973
                                                                                                                     --------------
                                                                                                                         16,841,994
                                                                                                                     --------------
             ISRAEL 0.3%
         (a) Taro Pharmaceutical Industries Ltd. ....                 Pharmaceuticals                    1,355,956       12,813,784
                                                                                                                     --------------
             JORDAN 0.0%(c)
             Arab Bank PLC ..........................                 Commercial Banks                      28,545          873,995
                                                                                                                     --------------
             KENYA 0.0%(c)
      (a, d) Safaricom Ltd., Reg S ..................       Wireless Telecommunication Services          7,830,350          888,040
                                                                                                                     --------------


                             Semiannual Report | 19

Templeton Developing Markets Trust

                                                                          INDUSTRY                        SHARES          VALUE
                                                        --------------------------------------------   -----------   --------------
             COMMON STOCKS (CONTINUED)
             KUWAIT 0.2%
             National Bank of Kuwait ................                 Commercial Banks                   1,290,000   $    8,858,286
         (e) National Mobile Telecommunications
                Co. .................................       Wireless Telecommunication Services             20,000          172,049
                                                                                                                     --------------
                                                                                                                          9,030,335
                                                                                                                     --------------
             MALAYSIA 0.1%
             Sime Darby Berhad ......................             Industrial Conglomerates               1,105,500        3,129,572
                                                                                                                     --------------
             MEXICO 4.7%
             Alfa SAB de CV .........................             Industrial Conglomerates               1,598,685       11,431,357
             America Movil SAB de CV, L, ADR ........       Wireless Telecommunication Services          1,156,592       61,010,228
             Consorcio ARA SAB de CV ................                Household Durables                  2,322,754        2,143,942
             Fomento Economico Mexicano SAB de CV,
                ADR .................................                    Beverages                         297,700       13,548,327
             Grupo Televisa SA ......................                      Media                         6,811,944       32,250,071
             Kimberly Clark de Mexico SAB de CV, A ..                Household Products                 11,128,490       45,316,713
             Telefonos de Mexico SAB de CV (Telmex),
                L, ADR ..............................      Diversified Telecommunication Services        1,031,440       24,424,499
         (a) Telmex Internacional SAB De, ADR .......      Diversified Telecommunication Services        1,024,540       16,495,094
                                                                                                                     --------------
                                                                                                                        206,620,231
                                                                                                                     --------------
             PAKISTAN 1.5%
             Fauji Fertilizer Co. Ltd. ..............                    Chemicals                       1,498,688        2,907,718
             MCB Bank Ltd. ..........................                 Commercial Banks                   5,663,412       27,102,997
             Oil & Gas Development Co. Ltd. .........           Oil, Gas & Consumable Fuels              8,830,000       16,101,156
             Pakistan Telecommunications Corp., A ...      Diversified Telecommunication Services       34,361,019       19,467,885
                                                                                                                     --------------
                                                                                                                         65,579,756
                                                                                                                     --------------
             PANAMA 0.0%(c)
             Copa Holdings SA .......................                     Airlines                          28,100          791,296
                                                                                                                     --------------
             PHILIPPINES 0.3%
             San Miguel Corp., B ....................                    Beverages                      14,610,229       13,357,551
                                                                                                                     --------------
             POLAND 0.8%
         (a) Grupa Lotos SA .........................           Oil, Gas & Consumable Fuels                 70,400          875,458
         (a) Polski Koncern Naftowy Orlen SA ........           Oil, Gas & Consumable Fuels              2,021,228       32,381,381
                                                                                                                     --------------
                                                                                                                         33,256,839
                                                                                                                     --------------
             QATAR 0.6%
             Qatar National Bank ....................                 Commercial Banks                     398,536       24,959,815
                                                                                                                     --------------
             RUSSIA 12.0%
             Bank of Moscow .........................                 Commercial Banks                      69,375        3,224,112
             Gazprom, ADR ...........................           Oil, Gas & Consumable Fuels              1,523,500       88,401,087
             Gazprom, ADR (London Exchange) .........           Oil, Gas & Consumable Fuels              1,150,836       66,863,572
             LUKOIL, ADR ............................           Oil, Gas & Consumable Fuels                669,879       66,167,298
             LUKOIL, ADR (London Exchange) ..........           Oil, Gas & Consumable Fuels                342,898       33,844,033
             Mining and Metallurgical Co. Norilsk
                Nickel ..............................                 Metals & Mining                      575,273      144,968,796
             OAO TMK, GDR ...........................           Energy Equipment & Services                 61,000        2,399,740
             Sberbank RF ............................                 Commercial Banks                   5,934,790       18,753,936


                             20 | Semiannual Report

Templeton Developing Markets Trust

                                                                          INDUSTRY                        SHARES          VALUE
                                                        --------------------------------------------   -----------   --------------
             COMMON STOCKS (CONTINUED)
             RUSSIA (CONTINUED)
         (a) TGC-5 JSC ..............................   Independent Power Producers & Energy Traders   171,175,819   $      129,238
             TNK-BP .................................           Oil, Gas & Consumable Fuels             21,239,470       47,045,426
      (a, f) Unified Energy Systems .................                Electric Utilities                 50,018,700       51,019,074
                                                                                                                     --------------
                                                                                                                        522,816,312
                                                                                                                     --------------
             SINGAPORE 1.2%
             ComfortDelGro Corp. Ltd. ...............                   Road & Rail                      9,507,586       10,482,839
             DBS Group Holdings Ltd. ................                 Commercial Banks                     569,000        7,888,081
             Fraser and Neave Ltd. ..................             Industrial Conglomerates               7,719,617       25,704,631
             Keppel Corp. Ltd. ......................             Industrial Conglomerates               1,123,520        9,199,907
             Singapore Airlines Ltd. ................                     Airlines                          91,000          983,278
                                                                                                                     --------------
                                                                                                                         54,258,736
                                                                                                                     --------------
             SOUTH AFRICA 4.7%
             ABSA Group Ltd. ........................                 Commercial Banks                     181,000        1,896,367
             Barloworld Ltd. ........................             Industrial Conglomerates                 764,505        7,813,529
         (a) Eqstra Holdings Ltd. ...................                    Machinery                       1,711,641        2,744,311
             Foschini Ltd. ..........................                 Specialty Retail                   4,151,462       15,672,399
             Impala Platinum Holdings Ltd. ..........                 Metals & Mining                       29,040        1,146,389
         (a) Imperial Holdings Ltd. .................                   Distributors                     1,711,641       11,534,853
             JD Group Ltd. ..........................                 Specialty Retail                   2,730,665        9,157,452
             Lewis Group Ltd. .......................                 Specialty Retail                   3,711,957       15,649,260
             MTN Group Ltd. .........................       Wireless Telecommunication Services          2,972,544       47,279,684
             Naspers Ltd., N ........................                      Media                           254,000        5,548,898
             Remgro Ltd. ............................          Diversified Financial Services            2,184,297       52,434,290
             Sasol ..................................           Oil, Gas & Consumable Fuels                 26,346        1,551,646
             Standard Bank Group Ltd. ...............                 Commercial Banks                   2,068,388       20,161,994
         (a) Steinhoff International Holdings Ltd. ..                Household Durables                  1,455,533        2,960,343
             Telkom South Africa Ltd. ...............      Diversified Telecommunication Services          351,980        6,362,845
             Tiger Brands Ltd. ......................                  Food Products                        30,950          557,515
                                                                                                                     --------------
                                                                                                                        202,471,775
                                                                                                                     --------------
             SOUTH KOREA 6.0%
         (a) CJ Corp. ...............................             Industrial Conglomerates                  10,610          628,591
             Daewoo Shipbuilding & Marine Engineering
                Co. Ltd. ............................                    Machinery                          66,140        2,584,927
             GS Holdings Corp. ......................           Oil, Gas & Consumable Fuels                494,580       18,904,157
             Hanjin Heavy Industries & Construction
                Holding .............................                    Machinery                          38,917        1,673,450
             Kangwon Land Inc. ......................          Hotels, Restaurants & Leisure               898,334       19,657,763
             LG Electronics Inc. ....................                Household Durables                     65,580        7,425,924
             POSCO ..................................                 Metals & Mining                       44,572       23,169,774
             Samsung Electronics Co. Ltd. ...........     Semiconductors & Semiconductor Equipment          59,055       35,269,350
             Samsung Heavy Industries Co. Ltd. ......                    Machinery                         967,920       34,499,203
             Shinhan Financial Group Co. Ltd. .......                 Commercial Banks                     173,150        7,826,082
             SK Energy Co. Ltd. .....................           Oil, Gas & Consumable Fuels                826,541       92,013,403
             SK Telecom Co. Ltd. ....................       Wireless Telecommunication Services                494           89,925
             SKC Co. Ltd. ...........................                Household Durables                     62,637        1,047,441
             STX Pan Ocean Co. Ltd. .................                      Marine                        7,617,000       15,102,986
                                                                                                                     --------------
                                                                                                                        259,892,976
                                                                                                                     --------------


                             Semiannual Report | 21

Templeton Developing Markets Trust

                                                                          INDUSTRY                        SHARES          VALUE
                                                        --------------------------------------------   -----------   --------------
             COMMON STOCKS (CONTINUED)
             SWEDEN 1.0%
             Oriflame Cosmetics SA, SDR .............                Personal Products                     671,635   $   43,204,330
                                                                                                                     --------------
             TAIWAN 5.9%
             Acer Inc. ..............................             Computers & Peripherals                5,068,000        9,984,726
             Advantech Co. Ltd. .....................             Computers & Peripherals                  390,000        1,002,207
             Asustek Computer Inc. ..................             Computers & Peripherals                  901,000        2,451,903
             AU Optronics Corp. .....................        Electronic Equipment & Instruments          8,151,000       12,809,366
             Catcher Technology Co. Ltd. ............             Computers & Peripherals                  172,000          490,166
             Compal Communications Inc. .............             Communications Equipment               3,893,000        4,707,050
             Compal Electronics Inc. ................             Computers & Peripherals                8,491,000        9,175,528
             Delta Electronics Inc. .................        Electronic Equipment & Instruments          2,761,000        7,686,374
             KYE Systems Corp. ......................             Computers & Peripherals                   26,000           34,007
             MediaTek Inc. ..........................     Semiconductors & Semiconductor Equipment       2,458,000       28,343,162
             Merry Electronics Co. Ltd. .............                Household Durables                  3,025,000        5,381,676
             Novatek Microelectronics Corp. Ltd. ....     Semiconductors & Semiconductor Equipment       6,828,979       19,843,704
             President Chain Store Corp. ............             Food & Staples Retailing              18,785,164       62,507,876
             Shin Zu Shing Co. Ltd. .................                    Machinery                         447,000        2,363,638
             Siliconware Precision Industries Co. ...     Semiconductors & Semiconductor Equipment      20,080,377       29,604,878
             Sunplus Technology Co. Ltd. ............     Semiconductors & Semiconductor Equipment       8,572,243        8,303,098
         (a) Taiwan Semiconductor Manufacturing Co.
                Ltd. ................................     Semiconductors & Semiconductor Equipment      23,366,421       50,038,460
                                                                                                                     --------------
                                                                                                                        254,727,819
                                                                                                                     --------------
             THAILAND 2.8%
             Kasikornbank Public Co. Ltd., fgn. .....                 Commercial Banks                   9,851,887       21,218,542
             Precious Shipping Public Co. Ltd.,
                fgn. ................................                      Marine                          142,100          101,549
             PTT Aromatics & Refining Public Co.
                Ltd., fgn. ..........................           Oil, Gas & Consumable Fuels              5,144,134        3,560,732
             PTT Public Co. Ltd., fgn. ..............           Oil, Gas & Consumable Fuels              2,930,500       27,174,843
             Siam Cement Public Co. Ltd., fgn. ......              Construction Materials                6,131,496       36,499,183
             Siam Commercial Bank Public Co. Ltd.,
                fgn. ................................                 Commercial Banks                   2,674,761        6,200,837
             Thai Beverages Co. Ltd., fgn. ..........                    Beverages                     156,747,598       28,228,278
                                                                                                                     --------------
                                                                                                                        122,983,964
                                                                                                                     --------------
             TURKEY 6.7%
             Akbank TAS .............................                 Commercial Banks                  28,346,863       98,154,920
             Anadolu Efes Biracilik Ve Malt Sanayii
                AS ..................................                    Beverages                       1,666,459       14,425,860
             Arcelik AS, Br. ........................                Household Durables                  7,795,277       27,246,864
             Haci Omer Sabanci Holding AS ...........          Diversified Financial Services              100,000          341,364
         (a) KOC Holding AS .........................             Industrial Conglomerates                 423,021        1,153,851
         (a) Trakya Cam Sanayii AS ..................                Building Products                   1,491,840        1,608,190
             Tupras-Turkiye Petrol Rafineleri AS ....           Oil, Gas & Consumable Fuels              3,392,395       78,264,727
         (a) Turk Hava Yollari Anonim Ortakligi .....                     Airlines                       5,759,476       23,517,664
             Turkcell Iletisim Hizmetleri AS ........       Wireless Telecommunication Services          3,594,128       20,546,261
             Turkiye Is Bankasi (Isbank), C .........                 Commercial Banks                     924,000        3,018,375
             Turkiye Vakiflar Bankasi T.A.O., D .....                 Commercial Banks                  16,295,327       21,159,306
                                                                                                                     --------------
                                                                                                                        289,437,382
                                                                                                                     --------------


                             22 | Semiannual Report

Templeton Developing Markets Trust

                                                                          INDUSTRY                        SHARES          VALUE
                                                        --------------------------------------------   -----------   --------------
             COMMON STOCKS (CONTINUED)
             UKRAINE 0.2%
         (a) Kernel Holding SA ......................                   Food Products                      204,117   $    3,524,874
      (a, b) MHP SA, GDR, 144A ......................                   Food Products                      202,124        3,688,763
                                                                                                                     --------------
                                                                                                                          7,213,637
                                                                                                                     --------------
             UNITED ARAB EMIRATES 0.3%
             Aldar Properties PJSC ..................       Real Estate Management & Development         2,134,000        7,262,357
             Sorouh Real Estate Co. .................       Real Estate Management & Development           572,000        1,442,050
             Union National Bank ....................                 Commercial Banks                   1,429,220        3,564,246
         (a) Union Properties .......................       Real Estate Management & Development           270,000          379,303
                                                                                                                     --------------
                                                                                                                         12,647,956
                                                                                                                     --------------
             UNITED KINGDOM 3.9%
             Anglo American PLC .....................                  Metals & Mining                   1,942,493      135,993,122
             HSBC Holdings PLC ......................                 Commercial Banks                   2,059,822       31,938,502
                                                                                                                     --------------
                                                                                                                        167,931,624
                                                                                                                     --------------
             TOTAL COMMON STOCKS
                (COST  $  2,779,860,198) ............                                                                 3,342,408,655
                                                                                                                     --------------
             DIRECT EQUITY INVESTMENTS
             (COST $4,447,586) 0.1%
             HONG KONG 0.1%
(a, f, g, h) Mayfair Hanoi, Ltd., 37.5% equity owned
                through HEA Holdings Ltd., a wholly
                owned investment ....................       Real Estate Management & Development                --        6,182,235
                                                                                                                     --------------
             PREFERRED STOCKS 18.5%
             BRAZIL 18.2%
             Banco Bradesco SA, ADR, pfd. ...........                 Commercial Banks                   3,174,941       64,959,293
             Companhia Vale do Rio Doce, ADR,
                pfd., A .............................                  Metals & Mining                  10,559,011      315,080,888
             Itausa - Investimentos Itau SA, pfd. ...                 Commercial Banks                     272,500        1,728,621
             Petroleo Brasileiro SA, ADR, pfd. ......            Oil, Gas & Consumable Fuels             5,167,040      299,429,968
             Tam SA, pfd. ...........................                     Airlines                          46,100          871,851
             Unibanco - Uniao de Bancos Brasileiros
                SA, GDR, pfd. .......................                 Commercial Banks                     533,936       67,772,497
             Usinas Siderurgicas de Minas Gerais SA,
                pfd., A .............................                  Metals & Mining                     860,357       42,395,336
                                                                                                                     --------------
                                                                                                                        792,238,454
                                                                                                                     --------------
             CHILE 0.3%
             Embotelladora Andina SA, pfd., A .......                     Beverages                      4,939,118       11,765,026
                                                                                                                     --------------
             TOTAL PREFERRED STOCKS
                (COST  $244,447,105) ................                                                                   804,003,480
                                                                                                                     --------------
             TOTAL INVESTMENTS BEFORE
                SHORT TERM INVESTMENTS
                (COST $3,028,754,889) ...............                                                                 4,152,594,370
                                                                                                                     --------------


                             Semiannual Report | 23

Templeton Developing Markets Trust

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT           VALUE
                                                                                                      ------------   --------------
             SHORT TERM INVESTMENTS 3.4%
             U.S. GOVERNMENT AND AGENCY SECURITIES
                3.4%
         (i) FHLMC, 7/01/08 .........................                                                 $ 32,474,000   $   32,474,000
         (i) FHLB, 7/01/08 - 7/11/08 ................                                                  115,000,000      114,975,810
                                                                                                                     --------------
             TOTAL U.S. GOVERNMENT AND AGENCY
                SECURITIES (COST $147,440,978) ......                                                                   147,449,810
                                                                                                                     --------------
             TOTAL INVESTMENTS
                (COST $3,176,195,867) 98.9% .........                                                                 4,300,044,180
             OTHER ASSETS, LESS LIABILITIES 1.1% ....                                                                    47,403,969
                                                                                                                     --------------
             NET ASSETS 100.0% ......................                                                                $4,347,448,149
                                                                                                                     ==============

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
GDR   - Global Depository Receipt
SDR   - Swedish Depository Receipt

(a)  Non-income producing for the twelve months ended June 30, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2008, the aggregate value of these securities was $5,265,633, representing 0.12% of net assets.

(c)  Rounds to less than 0.1% of net assets.

(d) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2008, the value of this security was $888,040, representing 0.02% of net assets.

(e)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(f)  See Note 8 regarding restricted securities.

(g)  See Note 9 regarding holdings of 5% voting securities.

(h)  See Note 10 regarding other considerations - security board member.

(i)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Templeton Developing Markets Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .....................   $3,171,748,281
      Cost - Controlled affiliated issuers (Note 9) ...        4,447,586
                                                          --------------
      Total cost of investments .......................   $3,176,195,867
                                                          ==============
      Value - Unaffiliated issuers ....................   $4,293,861,945
      Value - Controlled affiliated issuers (Note 9) ..        6,182,235
                                                          --------------
      Total value of investments ......................    4,300,044,180
   Cash ...............................................        4,176,116
   Foreign currency, at value (cost $509,694) .........          501,499
   Receivables:
      Investment securities sold ......................       62,058,106
      Capital shares sold .............................        6,660,420
      Dividends .......................................        8,795,930
      Foreign tax .....................................          690,386
                                                          --------------
         Total assets .................................    4,382,926,637
                                                          --------------
Liabilities:
   Payables:
      Investment securities purchased .................        5,462,249
      Capital shares redeemed .........................       18,888,004
      Affiliates ......................................        7,834,396
   Accrued expenses and other liabilities .............        3,293,839
                                                          --------------
         Total liabilities ............................       35,478,488
                                                          --------------
            Net assets, at value ......................   $4,347,448,149
                                                          --------------
Net assets consist of:
   Paid-in capital ....................................   $3,137,533,946
   Distributions in excess of net investment income ...      (24,391,476)
   Net unrealized appreciation (depreciation) .........    1,123,919,935
   Accumulated net realized gain (loss) ...............      110,385,744
                                                          --------------
            Net assets, at value ......................   $4,347,448,149
                                                          ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Templeton Developing Markets Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2008 (unaudited)

CLASS A:
   Net assets, at value ...................................................   $3,385,193,750
                                                                              --------------
   Shares outstanding .....................................................      132,894,274
                                                                              --------------
   Net asset value per share(a) ...........................................   $        25.47
                                                                              --------------
   Maximum offering price per share (net asset value per share / 94.25%) ..   $        27.02
                                                                              --------------
CLASS B:
   Net assets, at value ...................................................   $   37,638,160
                                                                              --------------
   Shares outstanding .....................................................        1,515,545
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $        24.83
                                                                              --------------
CLASS C:
   Net assets, at value ...................................................   $  451,155,429
                                                                              --------------
   Shares outstanding .....................................................       18,220,780
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $        24.76
                                                                              --------------
CLASS R:
   Net assets, at value ...................................................   $   62,620,779
                                                                              --------------
   Shares outstanding .....................................................        2,496,791
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $        25.08
                                                                              --------------
ADVISOR CLASS:
   Net assets, at value ...................................................   $  410,840,031
                                                                              --------------
   Shares outstanding .....................................................       16,120,164
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $        25.49
                                                                              --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Templeton Developing Markets Trust

STATEMENT OF OPERATIONS
for the six months ended June 30, 2008 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $7,060,440) ..............................   $    69,697,609
   Interest (net of foreign taxes of $2,170) ...................................           616,106
                                                                                   ---------------
         Total investment income ...............................................        70,313,715
                                                                                   ---------------
Expenses:
   Management fees (Note 3a) ...................................................        30,149,170
   Administrative fees (Note 3b) ...............................................         2,156,848
   Distribution fees: (Note 3c)
      Class A ..................................................................         5,014,733
      Class B ..................................................................           218,083
      Class C ..................................................................         2,471,440
      Class R ..................................................................           162,386
   Transfer agent fees (Note 3e) ...............................................         4,361,585
   Custodian fees (Note 4) .....................................................         2,566,510
   Reports to shareholders .....................................................           264,128
   Registration and filing fees ................................................           119,172
   Professional fees ...........................................................           154,167
   Trustees' fees and expenses .................................................            73,853
   Other .......................................................................            64,963
                                                                                   ---------------
         Total expenses ........................................................        47,777,038
         Expense reductions (Note 4) ...........................................           (57,978)
                                                                                   ---------------
            Net expenses .......................................................        47,719,060
                                                                                   ---------------
               Net investment income ...........................................        22,594,655
                                                                                   ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................................        25,480,448
      Foreign currency transactions ............................................           259,920
                                                                                   ---------------
               Net realized gain (loss) ........................................        25,740,368
                                                                                   ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................    (1,029,520,173)
      Translation of assets and liabilities denominated in foreign currencies ..            14,571
   Change in deferred taxes on unrealized appreciation (depreciation) ..........         2,341,302
                                                                                   ---------------
               Net change in unrealized appreciation (depreciation) ............    (1,027,164,300)
                                                                                   ---------------
Net realized and unrealized gain (loss) ........................................    (1,001,423,932)
                                                                                   ---------------
Net increase (decrease) in net assets resulting from operations ................   $  (978,829,277)
                                                                                   ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Templeton Developing Markets Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            SIX MONTHS ENDED
                                                                                              JUNE 30, 2008        YEAR ENDED
                                                                                               (UNAUDITED)     DECEMBER 31, 2007
                                                                                            ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................................   $    22,594,655     $  103,968,198
      Net realized gain (loss) from investments, foreign currency transactions,
         and swap agreements ............................................................        25,740,368      1,011,822,768
      Net change in unrealized appreciation (depreciation) on investments, translation of
         assets and liabilities denominated in foreign currencies, and deferred taxes ...    (1,027,164,300)       355,140,870
                                                                                            ---------------     --------------
            Net increase (decrease) in net assets resulting from operations .............      (978,829,277)     1,470,931,836
                                                                                            ---------------     --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ........................................................................                --       (119,782,375)
         Class B ........................................................................                --         (1,019,709)
         Class C ........................................................................                --        (10,672,975)
         Class R ........................................................................                --         (1,463,391)
         Advisor Class ..................................................................                --        (20,739,845)
      Net realized gains:
         Class A ........................................................................                --       (629,506,866)
         Class B ........................................................................                --         (7,441,868)
         Class C ........................................................................                --        (78,249,563)
         Class R ........................................................................                --         (8,852,009)
         Advisor Class ..................................................................                --       (104,138,795)
                                                                                            ---------------     --------------
   Total distributions to shareholders ..................................................                --       (981,867,396)
                                                                                            ---------------     --------------
   Capital share transactions: (Note 2)
         Class A ........................................................................      (520,863,531)      (622,200,255)
         Class B ........................................................................        (7,235,286)        (6,130,838)
         Class C ........................................................................       (31,728,807)        49,112,499
         Class R ........................................................................         5,971,031         24,082,343
         Advisor Class ..................................................................      (261,911,330)       286,241,307
                                                                                            ---------------     --------------
   Total capital share transactions .....................................................      (815,767,923)      (268,894,944)
                                                                                            ---------------     --------------
   Redemption fees ......................................................................            43,694             80,457
                                                                                            ---------------     --------------
            Net increase (decrease) in net assets .......................................    (1,794,553,506)       220,249,953
Net assets:
   Beginning of period ..................................................................     6,142,001,655      5,921,751,702
                                                                                            ---------------     --------------
   End of period ........................................................................   $ 4,347,448,149     $6,142,001,655
                                                                                            ===============     ==============
Distributions in excess of net investment income included in net assets:
   End of period ........................................................................   $   (24,391,476)    $  (46,986,131)
                                                                                            ===============     ==============

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Templeton Developing Markets Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                             Semiannual Report | 29

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                             30 | Semiannual Report

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             Semiannual Report | 31

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                              SIX MONTHS ENDED                   YEAR ENDED
                                                               JUNE 30, 2008                 DECEMBER 31, 2007
                                                       ----------------------------   -------------------------------
                                                          SHARES          AMOUNT         SHARES            AMOUNT
                                                       -----------    -------------   -----------     ---------------
CLASS A SHARES:
   Shares sold .....................................    13,561,837    $ 368,101,222    37,285,682     $ 1,162,545,150
   Shares issued in reinvestment of distributions...            --               --    22,920,149         657,330,261
   Shares redeemed in-kind (Note 11) ...............            --               --   (11,489,267)       (339,622,741)
   Shares redeemed .................................   (33,052,302)    (888,964,753)  (68,737,250)     (2,102,452,925)
                                                       -----------    -------------   -----------     ---------------
   Net increase (decrease) .........................   (19,490,465)   $(520,863,531)  (20,020,686)    $  (622,200,255)
                                                       ===========    =============   ===========     ===============
CLASS B SHARES:
   Shares sold .....................................        62,116    $   1,683,991       159,201     $     5,149,716
   Shares issued in reinvestment of distributions...            --               --       274,966           7,720,298
   Shares redeemed .................................      (335,620)      (8,919,277)     (624,932)        (19,000,852)
                                                       -----------    -------------   -----------     ---------------
   Net increase (decrease) .........................      (273,504)   $  (7,235,286)     (190,765)    $    (6,130,838)
                                                       ===========    =============   ===========     ===============
CLASS C SHARES:
   Shares sold .....................................       998,901    $  26,679,220     3,103,553     $    93,927,906
   Shares issued in reinvestment of distributions...            --               --     2,597,066          72,815,274
   Shares redeemed .................................    (2,217,037)     (58,408,027)   (3,927,109)       (117,630,681)
                                                       -----------    -------------   -----------     ---------------
   Net increase (decrease) .........................    (1,218,136)   $ (31,728,807)    1,773,510     $    49,112,499
                                                       ===========    =============   ===========     ===============


                             32 | Semiannual Report

Templeton Developing Markets Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                              SIX MONTHS ENDED                 YEAR ENDED
                                                               JUNE 30, 2008                DECEMBER 31, 2007
                                                       ----------------------------   -------------------------------
                                                          SHARES          AMOUNT         SHARES            AMOUNT
                                                       ------------   -------------   ------------    ---------------
CLASS R SHARES:
   Shares sold .....................................       798,786    $  21,489,512     1,366,811      $  42,058,022
   Shares issued in reinvestment of distributions ..            --               --       346,329          9,826,080
   Shares redeemed .................................      (580,420)     (15,518,481)     (893,078)       (27,801,759)
                                                       -----------    -------------    ----------      -------------
   Net increase (decrease) .........................       218,366    $   5,971,031       820,062      $  24,082,343
                                                       ===========    =============    ==========      =============
ADVISOR CLASS SHARES:
   Shares sold .....................................     1,929,594    $  52,269,609    13,704,826      $ 412,287,369
   Shares issued in reinvestment of distributions ..            --               --     2,426,800         69,817,046
   Shares redeemed .................................   (11,854,536)    (314,180,939)   (6,367,684)      (195,863,108)
                                                       -----------    -------------    ----------      -------------
   Net increase (decrease) .........................    (9,924,942)   $(261,911,330)    9,763,942      $ 286,241,307
                                                       ===========    =============    ==========      =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                                           AFFILIATION
----------                                                                      ---------------------
Templeton Asset Management Ltd. (TAML)                                          Investment manager
Franklin Templeton Services, LLC (FT Services)                                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                   Transfer agent

A. MANAGEMENT FEES

Effective March 1, 2008, the Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE    NET ASSETS
-------------------    -----------------------------------------------------
       1.250%          Up to and including $1 billion
       1.200%          Over $1 billion, up to and including $5 billion
       1.150%          Over $5 billion, up to and including $7.5 billion
       1.125%          Over $7.5 billion, up to and including $10 billion
       1.100%          Over $10 billion, up to and including $15 billion
       1.050%          Over $15 billion, up to and including $20 billion
       1.000%          In excess of $20 billion


                             Semiannual Report | 33

Templeton Developing Markets Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Prior to March 1, 2008, the Fund paid fees to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE    NET ASSETS
-------------------    -----------------------------------------------------
       1.250%          Up to and including $1 billion
       1.200%          Over $1 billion, up to and including $5 billion
       1.150%          Over $5 billion, up to and including $10 billion
       1.100%          Over $10 billion, up to and including $15 billion
       1.050%          Over $15 billion, up to and including $20 billion
       1.000%          In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED FEE RATE    NET ASSETS
-------------------    -----------------------------------------------------
       0.150%          Up to and including $200 million
       0.135%          Over $200 million, up to and including $700 million
       0.100%          Over $700 million, up to and including $1.2 billion
       0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A...   0.35%
Class B...   1.00%
Class C...   1.00%
Class R...   0.50%


                             34 | Semiannual Report

Templeton Developing Markets Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .....................   $209,253
Contingent deferred sales charges retained .........   $110,219

E. TRANSFER AGENT FEES

For the period ended June 30, 2008, the Fund paid transfer agent fees of $4,361,585, of which $1,819,404 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2007, the Fund had tax basis capital losses of $1,902,640 from the merged Templeton Vietnam and Southeast Asia Fund and Templeton Emerging Markets Appreciation Fund which may be carried over to offset future capital gains, subject to certain limitations under the Internal Revenue Code.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $2,862,094.

At June 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $3,251,230,149
                                                ==============
Unrealized appreciation .....................   $1,423,131,840
Unrealized depreciation .....................     (374,317,809)
                                                --------------
Net unrealized appreciation (depreciation)...   $1,048,814,031
                                                ==============


                             Semiannual Report | 35

Templeton Developing Markets Trust

5. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and foreign taxes paid on net realized gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2008, aggregated $1,029,911,929 and $1,915,433,781, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

                                                                 ACQUISITION
SHARES       ISSUER                                                  DATE          COST         VALUE
----------   -------------------------------------------------   -----------   -----------    ----------
--           Mayfair Hanoi, Ltd., 37.5% equity owned through
                HEA Holdings, Ltd. ...........................   10/31/96      $ 4,447,586   $ 6,182,235
50,018,700   Unified Energy Systems ..........................    7/30/96       60,368,959    51,019,074
                                                                                             -----------
             TOTAL RESTRICTED SECURITIES (1.32% of Net Assets)                               $57,201,309
                                                                                             ===========


                             36 | Semiannual Report

Templeton Developing Markets Trust

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2008, were as shown below.

                              NUMBER OF SHARES                             NUMBER OF SHARES   VALUE AT                    REALIZED
                              HELD AT BEGINNING     GROSS        GROSS        HELD AT END      END OF      INVESTMENT     CAPITAL
NAME OF ISSUER                    OF PERIOD       ADDITIONS   REDUCTIONS       OF PERIOD       PERIOD        INCOME     GAIN (LOSS)
---------------------------   -----------------   ---------   ----------   ----------------   ----------   ----------   -----------
CONTROLLED AFFILIATES(a)
Mayfair Hanoi, Ltd., 37.5%
   equity owned through
   HEA Holdings, Ltd. .....           --              --          --              --          $6,182,235       $--          $--
                                                                                              ==========       ===          ===
TOTAL AFFILIATED SECURITIES
   (0.14% OF NET ASSETS)

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

10. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

11. REDEMPTIONS IN-KIND

During the year ended December 31, 2007, the Fund realized $111,257,407 of net gains resulting from a redemption in-kind in which a shareholder redeemed Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

12. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.


                             Semiannual Report | 37

Templeton Developing Markets Trust

12. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets carried at fair value:

                                        LEVEL 1         LEVEL 2       LEVEL 3         TOTAL
                                    --------------   ------------   -----------   --------------
ASSETS:
   Investments in Securities ....   $4,095,393,061   $147,449,810   $57,201,309   $4,300,044,180

At June 30, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                    INVESTMENTS
                                                                   IN SECURITIES
                                                                   -------------
Beginning Balance - January 1, 2008 ............................    $ 5,507,295
   Net realized gain (loss) ....................................             --
   Net change in unrealized appreciation (depreciation) ........        674,940
   Net purchases (sales) .......................................             --
   Transfers in and/or out of Level 3 ..........................     51,019,074
                                                                    -----------
Ending Balance .................................................    $57,201,309
Net change in unrealized appreciation (depreciation)                ===========
   attributable to assets still held at end of June 30, 2008 ...    $   674,940
                                                                    ===========

13. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             38 | Semiannual Report

Templeton Developing Markets Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board


                             Semiannual Report | 39

Templeton Developing Markets Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2007, as well as during the previous 10 years ended December 31, 2007, in comparison to a performance universe consisting of all retail and institutional emerging market funds as selected by Lipper. The Board noted that the Fund's total return during 2007 was in the lowest quintile of its Lipper performance universe, and that its total return on an annualized basis was either in the lowest or second-lowest quintile of such universe for the previous three-, five- and 10-year periods. The Board found such performance to be acceptable in light of the Fund's absolute levels of total return, which during 2007 exceeded 28%, and on an annualized basis as shown in such Lipper report exceeded 28% and 32%, respectively, for the previous three- and five-year periods.


                             40 | Semiannual Report

Templeton Developing Markets Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was 20 basis points above the median for the Lipper expense group, and its total actual expenses were 22 basis points above the median of such expense group. The Board found such fee and expenses in comparison to those of its Lipper expense group to be acceptable in view of factors relating to the Fund's operations, such as the quality and experience of its portfolio managers and research staff, the nature of the disciplined value investment approach followed for the Fund and the depth of the Manager's physical presence and coverage in emerging markets geographical areas.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional


                             Semiannual Report | 41

Templeton Developing Markets Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's management advisory fee schedule provided a rate of 1.25% on the first $1 billion of Fund net assets; 1.20% on the next $4 billion of Fund net assets; 1.15% on the next $5 billion of Fund net assets; 1.1% on the next $5 billion of Fund net assets; 1.05% on the next $5 billion of Fund net assets; and 1% on net assets in excess of $20 billion, and the Board decided to add an additional breakpoint of 1.125% on Fund net assets between the $7.5 billion and $10 billion levels effective March 1, 2008. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2007, the Fund's net assets were approximately $6.1 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                             42 | Semiannual Report

Templeton Developing Markets Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             Semiannual Report | 43

                      This page intentionally left blank.

(FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)  One Franklin Parkway
                                           San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON DEVELOPING MARKETS TRUST

INVESTMENT MANAGER

Templeton Asset Management Ltd.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

711 S2008 08/08




Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


Item 4. Principal Accountant Fees and Services.  N/A


Item 5. Audit Committee of Listed Registrants.  N/A


Item 6. Schedule of Investments.   N/A


Item 7. Disclosure of Proxy Voting Policies and Procedures for
           Closed-End Management Investment Companies.  N/A


Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DEVELOPING MARKETS TRUST



By /s/GALEN G. VETTER
---------------------------
Galen G. Vetter
Chief Executive Officer -
 Finance and Administration
Date  August 27, 2008



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/GALEN G. VETTER
---------------------------
Galen G. Vetter
Chief Executive Officer -
 Finance and Administration
Date  August 27, 2008


By /s/LAURA F. FERGERSON
---------------------------
Laura F. Fergerson
Chief Financial Officer and
Chief Accounting Officer
Date  August 27, 2008